                                                                   Exhibit 10.17



                     ASSIGNMENT OF LIMITED PARTNER INTEREST


         ASSIGNMENT OF LIMITED PARTNER INTEREST, dated as of June 15, 1998 (the "Assignment"), between DUN & BRADSTREET, INC., a Delaware corporation ("Assignor") and THE NEW DUN & BRADSTREET CORPORATION, a Delaware corporation ("Assignee").


                                  INTRODUCTION

         Duns Investing VII Corporation ("Duns VII"), Assignor, Duns Holding, Inc. ("DHI"), Utrecht-America Finance Co. and Leiden, Inc. are partners in D&B Investors, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of April 1, 1997 (as amended or otherwise modified from time to time, the "Partnership Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Partnership Agreement. Each of Duns VII, Assignor and DHI is a Wholly Owned Affiliate of The Dun & Bradstreet Corporation ("D&B").

         On June 30, 1998, D&B will undergo a reorganization (the "D&B Restructuring") and separate its principal operating businesses into two publicly traded corporations. In connection with the D&B Restructuring, Assignor is required to assign, transfer and convey its Interest to Assignee and withdraw from the Partnership as a Limited Partner, and Assignee is required to acquire and accept Assignor's Interest and be acknowledged by the Partnership as a substituted Class B Limited Partner.

         NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto agree as follows:

         1. ASSIGNMENT; WITHDRAWAL FROM PARTNERSHIP. Assignor hereby assigns, transfers and conveys its Interest to Assignee and withdraws as a Limited Partner from the Partnership.

         2. AGREEMENT TO BE BOUND. Upon acquisition of Assignor's Interest, Assignee hereby agrees to be bound by the terms and conditions of the Partnership Agreement as a substituted Limited Partner.

         3. FUTURE COOPERATION. Each of the parties hereto agrees to cooperate at all reasonable times from and after the date hereof with respect to all of the matters described herein, and to execute such further assignments, releases, assumptions, amendments, notifications and other documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Assignment.

         4. BINDING EFFECT. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         5. EXECUTION IN COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         6. GOVERNING LAW. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to conflicts of law principles.


         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.


                                      ASSIGNOR:

                                      DUN & BRADSTREET, INC.



                                      By /s/ Nancy L. Henry
                                         --------------------------------
                                         Name:    Nancy L. Henry
                                         Title:   Senior Vice President &
                                                  Chief Legal Officer


                                      ASSIGNEE:

                                      THE NEW DUN & BRADSTREET CORPORATION



                                      By /s/ Nancy L. Henry
                                         --------------------------------
                                         Name:    Nancy L. Henry
                                         Title:   Senior Vice President &
                                                  Chief Legal Officer

                                                                  CONFORMED COPY



                  SECOND ASSIGNMENT OF LIMITED PARTNER INTEREST


         SECOND ASSIGNMENT OF LIMITED PARTNER INTEREST, dated as of June 15, 1998 (the "Assignment"), between THE NEW DUN & BRADSTREET CORPORATION, a Delaware corporation ("Assignor") and NEW DUN & BRADSTREET, INC., a Delaware corporation ("Assignee").


                                  INTRODUCTION

         Duns Investing VII Corporation ("Duns VII"), Dun & Bradstreet, Inc. ("DBI"), Duns Holding, Inc. ("DHI"), Utrecht-America Finance Co. and Leiden, Inc. were partners in D&B Investors, L.P., a Delaware limited partnership (the "Partnership"), pursuant to the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of April 1, 1997 (as amended or otherwise modified from time to time, the "Partnership Agreement"). Prior to the execution and delivery of this Assignment, DBI assigned its Interest in the Partnership to Assignor pursuant to that certain Assignment of Limited Partner Interest, dated as of June 15, 1998. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Partnership Agreement. Each of Duns VII, Assignor and DHI is a Wholly Owned Affiliate of The Dun & Bradstreet Corporation ("D&B").

         On June 30, 1998, D&B will undergo a reorganization (the "D&B Restructuring") and separate its principal operating businesses into two publicly traded corporations. In connection with the D&B Restructuring, Assignor is required to assign, transfer and convey its Interest to Assignee and withdraw from the Partnership as a Limited Partner, and Assignee is required to acquire and accept Assignor's Interest and be acknowledged by the Partnership as a substituted Class B Limited Partner.

         NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto agree as follows:

         1. ASSIGNMENT; WITHDRAWAL FROM PARTNERSHIP. Assignor hereby assigns, transfers and conveys its Interest to Assignee and withdraws as a Limited Partner from the Partnership.

         2. AGREEMENT TO BE BOUND. Upon acquisition of Assignor's Interest, Assignee hereby agrees to be bound by the terms and conditions of the Partnership Agreement as a substituted Limited Partner.

         3. FUTURE COOPERATION. Each of the parties hereto agrees to cooperate at all reasonable times from and after the date hereof with respect to all of the matters described herein, and to execute such further assignments, releases, assumptions, amendments, notifications and other documents as may be reasonably requested for the purpose of giving effect to, or evidencing or giving notice of, the transactions contemplated by this Assignment.

         4. BINDING EFFECT. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         5. EXECUTION IN COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         6. GOVERNING LAW. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to conflicts of law principles.


         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.

                                   ASSIGNOR:

                                   THE NEW DUN & BRADSTREET CORPORATION



                                   By /s/ Nancy L. Henry
                                      ------------------------------
                                      Name:  Nancy L. Henry
                                      Title: Senior Vice President &
                                             Chief Legal Officer


                                   ASSIGNEE:

                                   NEW DUN & BRADSTREET, INC.



                                   By /s/ Nancy L. Henry
                                      ------------------------------
                                      Name:  Nancy L. Henry
                                      Title: Senior Vice President &
                                             Chief Legal Officer

                                                                  CONFORMED COPY


                          ASSIGNMENT OF LESSEE INTEREST


         ASSIGNMENT OF LESSEE INTEREST, dated as of June 15, 1998 (the "Assignment"), between DUN & BRADSTREET, INC., a Delaware corporation ("Assignor") and THE NEW DUN & BRADSTREET CORPORATION, a Delaware corporation ("Assignee").


                                  INTRODUCTION

         Assignor, a wholly owned Affiliate of The Dun & Bradstreet Corporation ("D&B"), is the lessee of certain software and database assets pursuant to that certain Software and Database Lease Agreement with D&B Investors, L.P., dated as of April 1, 1997 (the "DBI Lease"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the DBI Lease.

         On June 30, 1998, D&B will undergo a reorganization (the "D&B Restructuring") and separate its principal operating businesses into two publicly traded corporations. In connection with the D&B Restructuring, Assignor is required to assign to Assignee all of Assignor's rights and obligations under the DBI Lease, and Assignee is required to accept such rights and assume all related obligations.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns and transfers to Assignee all of Assignor's rights and obligations under the DBI Lease, and Assignee hereby accepts and assumes all such rights and obligations and agrees to be bound by the terms and conditions of the DBI Lease as lessee.

         2. BINDING EFFECT. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         3. EXECUTION AS COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

         4. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.


                                       ASSIGNOR:

                                       DUN & BRADSTREET, INC.



                                       By /s/ Nancy L. Henry
                                          ------------------------------
                                          Name:  Nancy L. Henry
                                          Title: Senior Vice President &
                                                 Chief Legal Officer


                                       ASSIGNEE:

                                       THE NEW DUN & BRADSTREET CORPORATION



                                       By /s/ Nancy L. Henry
                                          ------------------------------
                                          Name:  Nancy L. Henry
                                          Title: Senior Vice President &
                                                 Chief Legal Officer

                                                                  CONFORMED COPY


                      SECOND ASSIGNMENT OF LESSEE INTEREST


         SECOND ASSIGNMENT OF LESSEE INTEREST, dated as of June 15, 1998 (the "Assignment"), between THE NEW DUN & BRADSTREET CORPORATION, a Delaware corporation ("Assignor") and NEW DUN & BRADSTREET, INC., a Delaware corporation ("Assignee").


                                  INTRODUCTION

         Dun & Bradstreet, Inc. ("DBI") was the lessee of certain software and database assets pursuant to that certain Software and Database Lease Agreement with D&B Investors, L.P., dated as of April 1, 1997 (the "DBI Lease"). Prior to the execution and delivery of this Assignment, DBI assigned its rights and obligations under the DBI Lease to Assignor pursuant to that certain Assignment of Lessee Interest, dated as of June 15, 1998. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the DBI Lease.

         On June 30, 1998, The Dun & Bradstreet Corporation will undergo a reorganization (the "D&B Restructuring") and separate its principal operating businesses into two publicly traded corporations. In connection with the D&B Restructuring, Assignor is required to assign to Assignee all of Assignor's rights and obligations under the DBI Lease, and Assignee is required to accept such rights and assume all related obligations.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns and transfers to Assignee all of Assignor's rights and obligations under the DBI Lease, and Assignee hereby accepts and assumes all such rights and obligations and agrees to be bound by the terms and conditions of the DBI Lease as lessee.

         2. BINDING EFFECT. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         3. EXECUTION AS COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

         4. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.


                                    ASSIGNOR:

                                    THE DUN & BRADSTREET CORPORATION



                                    By /s/ Nancy L. Henry
                                       ------------------------------
                                       Name:  Nancy L. Henry
                                       Title: Senior Vice President &
                                              Chief Legal Officer


                                    ASSIGNEE:

                                    NEW DUN & BRADSTREET, INC.



                                    By /s/ Nancy L. Henry
                                       ------------------------------
                                        Name:  Nancy L. Henry
                                        Title: Senior Vice President &
                                               Chief Legal Officer

                                                                  CONFORMED COPY


                      ASSIGNMENT OF DEMAND NOTE OBLIGATIONS


         ASSIGNMENT OF DEMAND NOTE OBLIGATIONS, dated as of June 15, 1998 (the "Assignment"), between THE DUN & BRADSTREET CORPORATION, a Delaware corporation ("Assignor" or "D&B") and THE NEW DUN & BRADSTREET CORPORATION, a Delaware corporation ("Assignee").


                                  INTRODUCTION

         Assignor is the maker under that certain Demand Promissory Note made on April 2, 1997 to the order of Duns Investing Corporation ("DIC") with a current principal balance of $434,212,330 (the "Demand Note").

         On June 30, 1998, D&B will undergo a reorganization (the "D&B Restructuring") and separate its principal operating businesses into two publicly traded corporations. In connection with the D&B Restructuring, Assignor is required to assign to Assignee all of Assignor's rights and obligations under the Demand Note, and Assignee is required to accept such rights and assume all related obligations.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns and transfers to Assignee all of Assignor's rights and obligations under the Demand Note, and Assignee hereby accepts and assumes all such rights and obligations and agrees to be bound by the terms and conditions thereof with the same force and effect as if it had executed the Demand Note itself.

         2. BINDING EFFECT. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         3. EXECUTION IN COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

         4. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.


                                        ASSIGNOR:

                                        THE DUN & BRADSTREET CORPORATION



                                        By /s/ Nancy L. Henry
                                           -------------------------------
                                            Name:  Nancy L. Henry
                                            Title: Senior Vice President &
                                                   Chief Legal Officer


                                        ASSIGNEE:

                                        THE NEW DUN & BRADSTREET CORPORATION



                                        By /s/ Nancy L. Henry
                                           -------------------------------
                                            Name:  Nancy L. Henry
                                            Title: Senior Vice President &
                                                   Chief Legal Officer

            [TO BE ATTACHED TO ASSIGNMENT OF DEMAND NOTE OBLIGATIONS]

                           DUNS INVESTING CORPORATION

                               CONSENT AND RELEASE


         Reference is hereby made to (i) that certain Demand Promissory Note, dated April 2, 1997 (the "Demand Note"), pursuant to which, as of the date hereof, The Dun & Bradstreet Corporation ("D&B") is obligated to pay to Duns Investing Corporation (the "Payee") the principal amount of U.S.$434,212,330 plus accrued interest thereon; and (ii) that certain Assignment of Demand Note Obligations, dated as of June 15, 1998 (the "Demand Note Assignment"), pursuant to which D&B assigns and transfers, and The New Dun & Bradstreet Corporation ("Assignee") accepts and assumes, D&B's rights and obligations under the Demand Note.

         The undersigned, Payee under the Note, hereby consents to the execution and performance by D&B and Assignee of the Demand Note Assignment and, upon execution thereof by the parties thereto, hereby releases and discharges D&B from any and all of its obligations under the Demand Note.


Dated: June 15, 1998                    DUNS INVESTING CORPORATION



                                        By /s/ Kenneth J. Kubacki
                                           -------------------------------
                                           Name:  Kenneth J. Kubacki
                                           Title: Executive Vice President

                                                                  CONFORMED COPY


                       ASSIGNMENT OF GUARANTOR OBLIGATIONS


         ASSIGNMENT OF GUARANTOR OBLIGATIONS, dated as of June 15, 1998 (the "Assignment"), between THE DUN & BRADSTREET CORPORATION, a Delaware corporation ("Assignor" or "D&B") and THE NEW DUN & BRADSTREET CORPORATION, a Delaware corporation ("Assignee").


                                  INTRODUCTION

         Assignor is the guarantor (the "Guarantor") under that certain D&B Guaranty (the "D&B Guaranty") made by D&B as of April 1, 1997 in favor of Utrecht-America Finance Co. and Leiden, Inc.

         On June 30, 1998, D&B will undergo a reorganization (the "D&B Restructuring") and separate its principal operating businesses into two publicly traded corporations. In connection with the D&B Restructuring, Assignor is required to assign to Assignee all of Assignor's rights and obligations as Guarantor under the D&B Guaranty, and Assignee is required to accept such rights and assume all related obligations.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

         1. ASSIGNMENT AND ASSUMPTION. Assignor hereby assigns and transfers to Assignee all of Assignor's rights and obligations under the D&B Guaranty, and Assignee hereby accepts and assumes all such rights and obligations and agrees to be bound by the terms and conditions of the D&B Guaranty.

         2. BINDING EFFECT. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         3. EXECUTION AS COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

         4. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first above written.


                                      ASSIGNOR:

                                      THE DUN & BRADSTREET CORPORATION



                                      By /s/ Nancy L. Henry
                                        ------------------------------
                                      Name: Nancy L. Henry
                                      Title: Senior Vice President &
                                             Chief Legal Officer

                                      ASSIGNEE:

                                      THE NEW DUN & BRADSTREET CORPORATION



                                      By /s/ Nancy L. Henry
                                        ------------------------------
                                      Name: Nancy L. Henry
                                      Title: Senior Vice President &
                                             Chief Legal Officer

             [TO BE ATTACHED TO ASSIGNMENT OF GUARANTOR OBLIGATIONS]


                               CONSENT AND RELEASE


         Reference is hereby made to that (i) certain D&B Guaranty (the "D&B Guaranty") made by The Dun & Bradstreet Corporation ("D&B") as of April 1, 1997 in favor of Utrecht-America Finance Co. and Leiden, Inc. (collectively, the "Investors"); and (ii) that certain Assignment of Guarantor Obligations, dated as of June 15, 1998 (the "Guarantor Assignment"), pursuant to which D&B assigns and transfers, and The New Dun & Bradstreet Corporation ("Assignee") accepts and assumes, D&B's rights and obligations under the D&B Guaranty.

         The undersigned, the Investors under the D&B Guaranty, hereby consent to the execution and performance by D&B and Assignee of the Guarantor Assignment and, upon execution thereof by the parties thereto, hereby release and discharges D&B from any and all of its obligations under the D&B Guaranty.


Dated: June 15, 1998                   UTRECHT-AMERICA FINANCE CO.


                                        By /s/ David I. Dietz
                                           -------------------------------------
                                            Name: David I. Dietz
                                            Title: Assistant Treasurer


                                        By /s/ J.W. den Baas
                                           -------------------------------------
                                            Name: J.W. den Baas
                                            Title: Vice President


                                        LEIDEN, INC.


                                        By /s/ David I. Dietz
                                           -------------------------------------
                                            Name: David I. Dietz
                                            Title:


                                        By /s/ J.W. den Baas
                                           -------------------------------------
                                            Name: J.W. den Baas
                                            Title: Vice President